EXHIBIT 99.1

BUSBOYS AND POETS

# SUPPLEMENTAL FINANCIAL INFORMATION

PERIOD ENDED DECEMBER 31, 2020

GIANT

DOLLAR TREE

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

December 31, 2020

(unaudited)

2

Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, certain statements made or incorporated by reference herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cedar Realty Trust, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: (i) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including: (a) the effectiveness or lack of effectiveness of governmental relief in providing assistance to large and small businesses, particularly including our retail tenants and other retailers, that have suffered significant declines in revenues as a result of mandatory business shut-downs, “shelter-in-place” or “stay-at-home” orders and social distancing practices, as well as individuals adversely impacted by the COVID-19 pandemic, (b) the duration of any such orders or other formal recommendations for social distancing and the speed and extent to which revenues of our retail tenants recover following the lifting of any such orders or recommendations, (c) the potential impact of any such events on the obligations of the Company’s tenants to make rent and other payments or honor other commitments under existing leases, (d) the potential adverse impact on returns from redevelopment projects, (e) to the extent we were seeking to sell properties in the near term, significantly greater uncertainty regarding our ability to do so at attractive prices, and (f) the broader impact of the severe economic contraction and increase in unemployment that has occurred in the short term and negative consequences that will occur if these trends are not quickly reversed; (ii) the ability and willingness of the Company’s tenants and other third parties to satisfy their obligations under their respective contractual arrangements with the Company; (iii) the loss or bankruptcy of the Company’s tenants, particularly in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic; (iv) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant, particularly, in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic, and the significant uncertainty as to when and the conditions under which potential tenants will be able to operate physical retail locations in future; (v) macroeconomic conditions, such as a disruption of or lack of access to capital markets and the adverse impact of the recent significant decline in the Company’s share price from prices prior to the spread of the COVID-19 pandemic; (vi) financing risks, such as the Company’s inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (viii) the impact of the Company’s leverage on operating performance; (ix) risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, adverse impact of e-commerce, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; (x) risks endemic to real estate and the real estate industry generally(xi) competitive risks; (xii) risks related to the geographic concentration of the Company’s properties in the Washington, D.C. to Boston corridor; (xiii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xiv) the inability of the Company to realize anticipated returns from its redevelopment activities; (xv) uninsured losses; (xvi) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; and (xvii) information technology security breaches. For further discussion of factors that could materially affect the outcome of forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and other documents that the Company files with the Securities and Exchange Commission from time to time.

Except for ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All of the above factors are difficult to predict, contain uncertainties that may materially affect the Company’s actual results and may be beyond the Company’s control.  New factors emerge from time to time, and it is not possible for the Company’s management to predict all such factors or to assess the effects of each factor on the Company’s business. Accordingly, there can be no assurance that the Company’s current expectations will be realized.

3

CEDAR REALTY TRUST REPORTS

FOURTH QUARTER 2020 RESULTS

Port Washington, New York – February 4, 2021 – Cedar Realty Trust, Inc. (NYSE:CDR – the “Company”) today reported results for the fourth quarter and full year 2020. Net income attributable to common shareholders was $0.25 per diluted share for the fourth quarter and net loss attributable to common shareholders was $(0.92) per diluted share for the full year 2020.  Other highlights include:

Highlights

•	Operating Funds from operations (FFO) of $0.71 per diluted share for the quarter and $2.91 for the year
•	NAREIT-defined FFO of $0.71 per diluted share for the quarter and $2.88 for the year
•	Same-property net operating income (NOI) decreased 4.1% for the quarter and 6.8% for the year
•	Signed 37 new and renewal leases for 222,000 square feet in the quarter and 121 new and renewal leases for 963,000 square feet for the year
•	Comparable cash-basis lease spreads of 1.5% for the quarter and 0.1% for the year
•

On October 27, 2020, utilized our revolving credit facility to repay the $75.0 million term loan which was set to mature in February 2021, as we advance the long-term refinancing of the loan which we anticipate closing in early 2021. The revolving credit facility matures in September 2021, and may be extended, at the Company’s option, for an additional one-year period, subject to customary conditions

•	Same property portfolio was 91.2% leased
•

On October 8, 2020, sold Glen Allen Shopping Center for $8.5 million, on November 2, 2020, sold Pine Grove outparcel building for $1.1 million, and on December 10, 2020, sold Suffolk Plaza for $7.0 million

•	On November 27, 2020, the Company completed a 1-for-6.6 reverse stock split of the issued and outstanding common stock

COVID-19 Update

The Company took various actions as a result of COVID-19, which were fully detailed in the Company’s First Quarter 2020 Earnings Press Release on May 14, 2020. Deferred and waived base rents and monthly charges are as follows (dollars in millions):

			Range
	Year ended December 31, 2020	Deferred / Waived Months	Payback Months	Payback Period

Deferred Rent	$3.2	1 to 10	1 to 24	July 2020 to March 2021
		(Wtd Avg 4.1)	(Wtd Avg 10.4)	(Wtd Avg Dec 2020)

Waived Rent	$1.5	1 to 11	N/A	N/A
		(Wtd Avg 4.2)

Financial Results

Net income attributable to common shareholders for the fourth quarter of 2020 was $3.3 million or $0.25 per diluted share, compared to net loss of $12.7 million or $0.98 per diluted share for the same period in 2019. The principal differences in the comparative three-month results were gain on sales of properties in 2020, and an impairment charge on a property held for sale, and the acceleration of depreciation relating to the demolition of certain existing buildings at redevelopment properties in 2019. Net loss attributable to common shareholders for the full year 2020 was $(11.8) million or $(0.92) per diluted share, compared to net loss of $(9.7) million or $(0.78) per diluted share for the full year 2019. The principal differences in the comparative full year results were lease termination income, the acceleration of depreciation relating to the demolition of certain existing buildings at redevelopment properties, and the effects of COVID-19 in 2020, and gain on properties sold and impairment charges in 2020 and 2019.

NAREIT-defined FFO for the fourth quarter of 2020 was $9.8 million or $0.71 per diluted share, compared to $11.0 million or $0.80 per diluted share for the same period in 2019. Operating FFO for the fourth quarter of 2020 was $9.8 million or $0.71 per diluted share, compared to $9.7 million or $0.71 per diluted share for the same period in 2019. The difference between Operating FFO and NAREIT-defined FFO in 2019 were management transition and redevelopment costs.

NAREIT-defined FFO for the full year 2020 was $39.8 million or $2.88 per diluted share, compared to $42.1 million or $3.05 per diluted share for the same period in 2019. Operating FFO for the full year 2020 was $40.3 million or $2.91 per diluted share, compared to $40.8 million or $2.95 per diluted share for the full year 2019.  The differences between Operating FFO and NAREIT-defined FFO were redevelopment costs in 2020 and management transition and redevelopment costs in 2019. The principal difference between the comparative full year Operating FFO results were the effects of COVID-19 and lease termination income in 2020.

4

Portfolio Update

During the fourth quarter of 2020, the Company signed 37 leases, all on a comparable space basis, for 222,000 square feet at a positive lease spread of 1.5% on a cash basis (new leases decreased 15.6% and renewals increased 2.5%). During the full year 2020, the Company signed 121 leases for 963,000 square feet. On a comparable space basis, the Company leased 952,300 square feet at a positive lease spread of 0.1% on a cash basis (new leases decreased 4.9% and renewals increased 0.9%).

Same-property NOI decreased 4.1% for the fourth quarter of 2020, and decreased 6.8% for the full year 2020, both excluding redevelopments, as compared to the same periods in 2019.

The Company’s total portfolio, excluding properties held for sale, was 89.1% leased at December 31, 2020, compared to 89.8% at September 30, 2020 and 93.2% at December 31, 2019. The Company’s same-property portfolio was 91.2% leased at December 31, 2020, compared to 91.7% at September 30, 2020 and 93.0% at December 31, 2019.

As of December 31, 2020, The Commons, located in Dubois, Pennsylvania and Carll’s Corner, located in Bridgeton, New Jersey, have been classified as “real estate held for sale”.

Balance Sheet Update

Debt

On October 27, 2020, the Company utilized its revolving credit facility to repay the $75.0 million term loan which was set to mature in February 2021. The revolving credit facility matures in September 2021, and may be extended, at the Company’s option, for an additional one-year period, subject to customary conditions.

As of December 31, 2020, the Company had $56.7 million available under its revolving credit facility and reported net debt to earnings before interest, taxes, depreciations, and amortization for real estate (EBITDAre) of 8.9 times.

Equity

On November 27, 2020, the Company effected a 1-for-6.6 reverse stock split of the issued outstanding common stock. Each 6.6 shares of the Company’s issued and outstanding common stock were combined into one share of the Company’s common stock. The number of authorized shares and the par value of the common stock were not changed. In addition, the Company amended the Limited Partnership Agreement of our Operating Partnership to effect a corresponding reverse split of the partnership interests of the Operating Partnership.

2021 Guidance

At this time, the Company is not providing per share net income or FFO guidance.  However, our current 2021 expectations for the key drivers of our earnings are as follows:

•

Decrease in lease termination income of approximately $7.5 million. This is substantially driven by the $7.1 million of lease termination income recorded in Q1 2020 related to the Company agreeing to a cash payment in consideration for permitting a dark anchor tenant to terminate its lease prior to the contractual expiration at Metro Square.

•	Same-property NOI decreasing approximately 1% to 3% excluding redevelopment properties and 2% to 4% when redevelopment properties are included.
•

Property NOI decreasing by approximately $2.5 million related to property dispositions closed in 2020. The Company is exploring additional dispositions that, if closed, would further reduce 2021 property NOI.

•

Interest expense decreasing by approximately $1.7 million compared to 2020 prior to any proactive debt refinancing transactions completed in 2021.  Taking into account the one-year extension option the Company has at its election for its revolving credit facility, the Company has no 2021 debt maturities.  However, the Company is currently advancing the long-term refinancing of a substantial portion of its 2022 debt maturities. Any proactive refinancing will increase interest expense as the proceeds will likely first be used to repay the Company’s revolving credit facility, which currently has a variable interest rate of 1.8%.

5

Non-GAAP Financial Measures

NAREIT-defined FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company considers NAREIT-defined FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets. The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. NAREIT-defined FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. A reconciliation of net income (loss) attributable to common shareholders to NAREIT-defined FFO and Operating FFO for the three and twelve months ended December 31, 2020 and 2019 is detailed in the attached schedule.

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements. The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as management transition, acquisition pursuit and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year. Same property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure.

Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended December 31, 2020. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

Investor Conference Call

The Company will host a conference call today, February 4, 2021, at 5:00 PM (ET) to discuss the quarterly results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company’s website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on February 4, 2021, until midnight (ET) on February 18, 2021. The replay dial-in numbers are (844) 512-2921 or (1) (412) 317-6671 for international callers. Please use passcode 13714567 for the telephonic replay. A replay of the Company’s webcast will be available on the Company’s website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership, operation and redevelopment of grocery-anchored shopping centers in high-density urban markets from Washington, D.C. to Boston. The Company’s portfolio (excluding properties treated as “held for sale”) comprises 54 properties, with approximately 8.1 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

6

Forward-Looking Statements

Certain statements made in this this press release that are not strictly historical are  “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cedar Realty Trust, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: (i) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including: (a) the effectiveness or lack of effectiveness of governmental relief in providing assistance to large and small businesses, particularly including our retail tenants and other retailers, that have suffered significant declines in revenues as a result of mandatory business shut-downs, “shelter-in-place” or “stay-at-home” orders and social distancing practices, as well as individuals adversely impacted by the COVID-19 pandemic, (b) the duration of any such orders or other formal recommendations for social distancing and the speed and extent to which revenues of our retail tenants recover following the lifting of any such orders or recommendations, (c) the potential impact of any such events on the obligations of the Company’s tenants to make rent and other payments or honor other commitments under existing leases, (d) the potential adverse impact on returns from redevelopment projects, (e) to the extent we were seeking to sell properties in the near term, significantly greater uncertainty regarding our ability to do so at attractive prices, and (f) the broader impact of the severe economic contraction and increase in unemployment that has occurred in the short term and negative consequences that will occur if these trends are not quickly reversed; (ii) the ability and willingness of the Company’s tenants and other third parties to satisfy their obligations under their respective contractual arrangements with the Company; (iii) the loss or bankruptcy of the Company’s tenants, particularly in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic; (iv) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant, particularly, in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic, and the significant uncertainty as to when and the conditions under which potential tenants will be able to operate physical retail locations in future; (v) macroeconomic conditions, such as a disruption of or lack of access to capital markets and the adverse impact of the recent significant decline in the Company’s share price from prices prior to the spread of the COVID-19 pandemic; (vi) financing risks, such as the Company’s inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (viii) the impact of the Company’s leverage on operating performance; (ix) risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, adverse impact of e-commerce, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; (x) risks endemic to real estate and the real estate industry generally(xi) competitive risks; (xii) risks related to the geographic concentration of the Company’s properties in the Washington, D.C. to Boston corridor; (xiii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xiv) the inability of the Company to realize anticipated returns from its redevelopment activities; (xv) uninsured losses; (xvi) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; and (xvii) information technology security breaches. For further discussion of factors that could materially affect the outcome of forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the years ended December 31, 2019 and December 31, 2020, when available, and other documents that the Company files with the Securities and Exchange Commission from time to time.

Except for ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All of the above factors are difficult to predict, contain uncertainties that may materially affect the Company’s actual results and may be beyond the Company’s control.  New factors emerge from time to time, and it is not possible for the Company’s management to predict all such factors or to assess the effects of each factor on the Company’s business. Accordingly, there can be no assurance that the Company’s current expectations will be realized.

Contact Information:

Cedar Realty Trust, Inc.

Philip R. Mays

Senior Executive Vice President, Chief Financial Officer and Treasurer

(516) 944-4572

7

CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	December 31,
	2020	2019
ASSETS
Real estate, at cost	$1,527,478,000	$1,515,206,000
Less accumulated depreciation	(428,569,000)	(389,861,000)
Real estate, net	1,098,909,000	1,125,345,000
Real estate held for sale	9,498,000	13,230,000
Cash and cash equivalents	1,637,000	2,747,000
Receivables	21,952,000	22,164,000
Other assets and deferred charges, net	45,255,000	42,139,000
TOTAL ASSETS	$1,177,251,000	$1,205,625,000

LIABILITIES AND EQUITY
Liabilities:
Mortgage loan payable, net	$45,385,000	$46,370,000
Finance lease obligation	5,340,000	5,364,000
Unsecured revolving credit facility	175,000,000	106,000,000
Unsecured term loans, net	398,549,000	472,841,000
Accounts payable and accrued liabilities	56,580,000	50,502,000
Unamortized intangible lease liabilities	8,939,000	10,473,000
Total liabilities	689,793,000	691,550,000

Equity:
Preferred stock	159,541,000	159,541,000
Common stock and other shareholders' equity	323,957,000	351,020,000
Noncontrolling interests	3,960,000	3,514,000
Total equity	487,458,000	514,075,000

TOTAL LIABILITIES AND EQUITY	$1,177,251,000	$1,205,625,000

8

CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended December 31,		Years ended December 31,
	2020	2019	2020	2019
PROPERTY REVENUES
Rental revenues	$32,705,000	$35,328,000	$127,171,000	$142,719,000
Other	553,000	300,000	8,367,000	1,364,000
Total property revenues	33,258,000	35,628,000	135,538,000	144,083,000
PROPERTY OPERATING EXPENSES
Operating, maintenance and management	6,737,000	7,143,000	25,545,000	27,593,000
Real estate and other property-related taxes	4,698,000	5,279,000	20,051,000	20,754,000
Total property operating expenses	11,435,000	12,422,000	45,596,000	48,347,000

PROPERTY OPERATING INCOME	21,823,000	23,206,000	89,942,000	95,736,000

OTHER EXPENSES AND INCOME
General and administrative	4,032,000	3,702,000	16,865,000	18,804,000
Depreciation and amortization	10,204,000	14,839,000	48,412,000	45,861,000
Gain on sales	(3,717,000)	-	(4,396,000)	(2,942,000)
Impairment charges	-	8,938,000	7,607,000	8,938,000
Total other expenses and income	10,519,000	27,479,000	68,488,000	70,661,000

OPERATING INCOME	11,304,000	(4,273,000)	21,454,000	25,075,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(5,121,000)	(5,641,000)	(21,974,000)	(23,509,000)
Total non-operating income and expense	(5,121,000)	(5,641,000)	(21,974,000)	(23,509,000)

NET INCOME (LOSS)	6,183,000	(9,914,000)	(520,000)	1,566,000

Attributable to noncontrolling interests	(179,000)	(55,000)	(552,000)	(490,000)

NET INCOME (LOSS) ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	6,004,000	(9,969,000)	(1,072,000)	1,076,000

Preferred stock dividends	(2,688,000)	(2,688,000)	(10,752,000)	(10,752,000)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$3,316,000	$(12,657,000)	$(11,824,000)	$(9,676,000)

NET INCOME (LOSS) PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED):	$0.25	$(0.98)	$(0.92)	$(0.78)

Weighted average number of common shares - basic and diluted	13,112,000	13,070,000	13,104,000	13,082,000

9

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets	December 31,
	2020	2019

Construction in process (included in real estate, at cost)	$41,699,000	$26,624,000

Receivables
Rents and other tenant receivables, net (a)	$6,541,000	$5,061,000
Mortgage note receivable	3,500,000	3,500,000
Straight-line rents	11,911,000	13,603,000
	$21,952,000	$22,164,000

Other assets and deferred charges, net
Lease origination costs	$22,331,000	$19,947,000
Right-of-use assets	13,828,000	13,638,000
Prepaid expenses	6,906,000	6,048,000
Revolving credit facility issuance costs	623,000	1,021,000
Other	1,567,000	1,485,000
	$45,255,000	$42,139,000

Accounts payable and accrued liabilities
Accounts payable and accrued liabilities	$23,576,000	$29,544,000
Right-of-use liabilities	14,077,000	13,778,000
Interest rate swap liabilities	18,927,000	7,180,000
	$56,580,000	$50,502,000

Statements of Operations	Three months ended December 31,		Years ended December 31,
	2020	2019	2020	2019
Rental revenues
Base rents	$24,212,000	$26,051,000	$95,987,000	$105,041,000
Expense recoveries	7,546,000	8,398,000	29,241,000	33,475,000
Percentage rent	626,000	271,000	1,778,000	971,000
Straight-line rents	14,000	(6,000)	(1,208,000)	405,000
Amortization of intangible lease liabilities, net	307,000	614,000	1,373,000	2,827,000
	$32,705,000	$35,328,000	$127,171,000	$142,719,000

(a)	Includes $1.9 million of net receivables related to deferred rent as a result of COVID-19 as of December 31, 2020.
10

CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended December 31,		Years ended December 31,
	2020	2019	2020	2019
Net income (loss) attributable to common shareholders	$3,316,000	$(12,657,000)	$(11,824,000)	$(9,676,000)
Real estate depreciation and amortization	10,182,000	14,793,000	48,297,000	45,677,000
Limited partners' interest	21,000	(77,000)	(66,000)	(57,000)
Gain on sales	(3,717,000)	-	(4,396,000)	(2,942,000)
Impairment charges	-	8,938,000	7,607,000	8,938,000
Consolidated minority interests:
Share of income	158,000	132,000	618,000	547,000
Share of FFO	(112,000)	(98,000)	(388,000)	(414,000)
Funds From Operations ("FFO") applicable to diluted common shares	9,848,000	11,031,000	39,848,000	42,073,000
Adjustments for items affecting comparability:
Reversal of management transition costs (a)	-	(1,500,000)	-	(1,500,000)
Redevelopment costs (b)	-	196,000	483,000	196,000
Operating Funds From Operations ("Operating FFO") applicable to diluted common shares	$9,848,000	$9,727,000	$40,331,000	$40,769,000

FFO per diluted common share:	$0.71	$0.80	$2.88	$3.05

Operating FFO per diluted common share:	$0.71	$0.71	$2.91	$2.95

Weighted average number of diluted common shares:
Common shares and equivalents	13,759,000	13,715,000	13,758,000	13,728,000
OP Units	81,000	81,000	81,000	83,000
	13,840,000	13,796,000	13,839,000	13,811,000

Additional Disclosures (c):
Straight-line rents	$14,000	$(6,000)	$(1,208,000)	$405,000
Amortization of intangible lease liabilities	307,000	614,000	1,373,000	2,827,000
Non-real estate amortization	384,000	365,000	1,447,000	1,471,000
Share-based compensation, net	970,000	1,039,000	3,723,000	4,117,000
Maintenance capital expenditures (d)	1,084,000	1,850,000	7,222,000	9,272,000
Lease related expenditures (e)	3,594,000	2,963,000	9,773,000	9,506,000
Development and redevelopment capital expenditures	4,480,000	6,346,000	27,898,000	20,309,000
Capitalized interest and financing costs	809,000	462,000	2,674,000	1,649,000

(a)

General and administrative expenses for the three months and full year ended December 31, 2019 were reduced as a result of the reversal of previously accrued expenses associated with the termination of the prior Chief Operating Officer. As original estimated expenses were added back to operating FFO when recorded in 2016, the reversal of such expenses have been deducted from Operating FFO.

(b)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(c)

These additional disclosures are presented to assist with understanding the Company’s real estate operations and capital requirements.  These amounts should not be considered independently or as a substitute for the Company’s consolidated financial statements reported under GAAP.

(d)	Consists of payments for building and site improvements.
(e)	Consists of payments for tenant improvements and leasing commissions.

11

CEDAR REALTY TRUST, INC.

EBITDA for Real Estate (“EBITDAre”) and Additional Disclosures

	Three months ended December 31,				Years ended December 31,
	2020		2019		2020		2019
Net income (loss)	$6,183,000		$(9,914,000)		$(520,000)		$1,566,000
Interest expense	5,121,000		5,641,000		21,974,000		23,509,000
Depreciation and amortization	10,204,000		14,839,000		48,412,000		45,861,000
Gain on sales	(3,717,000)		-		(4,396,000)		(2,942,000)
Impairment charges	-		8,938,000		7,607,000		8,938,000
EBITDAre	17,791,000		19,504,000		73,077,000		76,932,000
Adjustments for items affecting comparability:
Reversal of management transition costs (a)	-		(1,500,000)		-		(1,500,000)
Redevelopment costs (b)	-		196,000		483,000		196,000
Adjusted EBITDAre	$17,791,000		$18,200,000		$73,560,000		$75,628,000

Net debt
Debt, excluding issuance costs	$620,645,000		$627,679,000		$620,645,000		$627,679,000
Finance lease obligation	5,631,000		5,665,000		5,631,000		5,665,000
Unrestricted cash and cash equivalents	(1,637,000)		(2,747,000)		(1,637,000)		(2,747,000)
	$624,639,000		$630,597,000		$624,639,000		$630,597,000

Fixed charges (c)
Interest expense	$5,518,000		$5,770,000		$23,165,000		$23,812,000
Preferred stock dividends	2,688,000		2,688,000		10,752,000		10,752,000
Scheduled mortgage repayments	269,000		261,000		1,066,000		1,027,000
	$8,475,000		$8,719,000		$34,983,000		$35,591,000

Debt and Coverage Ratios (d)
Net debt to Adjusted EBITDAre	8.9	x	8.7	x	9.5	x	8.4	x
Interest coverage ratio (based on Adjusted EBITDAre)	3.2	x	3.2	x	2.1	x	3.2	x
Fixed charge coverage ratio (based on Adjusted EBITDAre)	2.1	x	2.1	x	1.4	x	2.1	x

(a)

General and administrative expenses for the three months and full year ended December 31, 2019 were reduced as a result of the reversal of previously accrued expenses associated with the termination of the prior Chief Operating Officer. As original estimated expenses were added back to Adjusted EBITDAre when recorded in 2016, the reversal of such expenses have been deducted from Adjusted EBITDAre.

(b)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(c)	Includes properties "held for sale".
(d)

For the purposes of these computations, these ratios have been adjusted to include the annualized results of properties acquired, and to exclude, where applicable, (i) the results related to properties sold, and (ii) lease termination income.

12

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt and Maturities

As of December 31, 2020

	Maturity	Interest
	Dates	Rates	Amounts
Secured fixed-rate debt:
Franklin Village Plaza mortgage	Jun 2026	3.9%	$45,645,000
Senator Square finance lease obligation (a)	Sep 2050	5.3%	5,631,000

Unsecured debt:
Revolving credit facility (b):	Sep 2021
Variable-rate (c)		1.8%	100,000,000
Fixed-rate (d)		3.9%	75,000,000
Term loan (c)	Sep 2022	1.9%	50,000,000
Term loan (e)	Feb 2022	3.3%	50,000,000
Term loan (e)	Sep 2022	3.5%	50,000,000
Term loan (e)	Apr 2023	3.5%	100,000,000
Term loan (e)	Sep 2024	3.9%	75,000,000
Term loan (e)	Jul 2025	4.8%	75,000,000
Total unsecured debt	weighted average	3.3%	575,000,000

Total debt	weighted average	3.4%	626,276,000

Unamortized mortgage, finance lease and term loan issuance costs			(2,002,000)

Total debt			$624,274,000

Fixed to variable rate debt ratio:
Fixed-rate debt		76.0%	$476,276,000
Variable-rate debt		24.0%	150,000,000
		100.0%	$626,276,000

	Mortgage Loan	Finance Lease	Revolving		Term
Year	Payable	Obligation	Credit Facility		Loans	Amounts
2021	$1,074,000	$35,000	$175,000,000	(b)	$-	$176,109,000
2022	1,116,000	37,000	-		150,000,000	151,153,000
2023	1,160,000	39,000	-		100,000,000	101,199,000
2024	1,206,000	41,000	-		75,000,000	76,247,000
2025	1,253,000	44,000	-		75,000,000	76,297,000
2026	39,836,000	48,000	-		-	39,884,000
Thereafter	-	5,387,000	-		-	5,387,000
	$45,645,000	$5,631,000	$175,000,000		$400,000,000	$626,276,000

(a)	Maturity date reflects the first date the Company has the right to acquire the underlying land on the finance lease obligation.
(b)	Subject to a one-year extension at the Company's option.
(c)	Variable-rate in effect as of December 31, 2020.
(d)	This portion of the revolving credit facility has been swapped to a fixed-rate through February 2021, after which time it will revert to the variable- rate under the revolving credit facility.
(e)

The interest rates on these term loans consist of LIBOR plus a credit spread based on the Company's leverage ratio, for which the Company has interest rate swaps which convert the LIBOR rates to fixed rates. Accordingly, these term loans are presented as fixed-rate debt.

13

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of December 31, 2020

				Average
	Year		Percent	base rent per		Selected
Property Description	acquired	GLA	occupied	leased sq. ft.	Grocer Anchor	Other Anchors
Connecticut
Bethel Shopping Center	2013	101,105	95.1%	$23.49	Big Y	Dollar Tree
Brickyard Plaza	2004	227,598	99.2%	8.79		Home Depot
						Kohl's
						Michaels
						PetSmart
Groton Shopping Center	2007	130,264	100.0%	12.29	Aldi	TJ Maxx
						Goodwill
						Planet Fitness
						Dollar Tree
						Pet Supplies Plus
Jordan Lane	2005	177,504	72.2%	12.87	Stop & Shop	Crunch Fitness
						Dollar Tree
New London Mall	2009	259,566	89.5%	13.16	Shop Rite	Marshalls
						Home Goods
						PetSmart
Oakland Commons	2007	90,100	100.0%	6.37	Walmart	Bristol Ten Pin
Southington Center	2003	155,842	98.5%	7.90	Walmart	NAMCO
						Southington Wine & Spirit
Total Connecticut		1,141,979	92.5%	11.68

Delaware
Christina Crossing	2017	119,446	90.7%	19.59	Shop Rite

Maryland / Washington, D.C.
East River Park	2015	150,038	91.6%	20.66	Safeway	District of Columbia
						CVS
Oakland Mills	2005	57,008	92.6%	11.59	LA Mart
Patuxent Crossing (f/k/a San Souci Plaza) (a)	2009	264,134	82.3%	11.00	McKay's Market and Café	Marshalls
						Home Goods
						World Gym
						JOANN Fabrics
						Dollar Tree
Senator Square	2018	42,941	100.0%	28.56		Unity Health Care
						Dollar Tree
Shoppes at Arts District	2016	35,676	100.0%	37.53	Yes! Organic Market	Busboys and Poets
Valley Plaza	2003	190,939	49.8%	9.91		Ollie's Bargain Outlet
						Tractor Supply
Yorktowne Plaza	2007	136,197	65.6%	12.43	Food Lion	Dollar Tree
Total Maryland / Washington, D.C.		876,933	76.5%	15.60

Massachusetts
Fieldstone Marketplace	2005/2012	150,123	84.3%	12.04	Shaw's	Work Out World
						Dollar Tree
						Family Dollar
Franklin Village Plaza	2004/2012	305,937	86.6%	21.06	Stop & Shop	Marshalls
						NRG Labs
Kings Plaza	2007	168,243	82.2%	8.65		Fun Z Trampoline Park
						Ocean State Job Lot
						Savers
						Dollar General
Norwood Shopping Center	2006	87,406	93.2%	10.85	Big Y	Planet Fitness
						Dollar Tree
The Shops at Suffolk Downs	2005	121,187	98.8%	14.55	Stop & Shop	Dollar Tree
					Target (b)
14

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of December 31, 2020

				Average
	Year		Percent	base rent per		Selected
Property Description	acquired	GLA	occupied	leased sq. ft.	Grocer Anchor	Other Anchors
Massachusetts (continued)
Timpany Plaza	2007	182,799	67.4%	10.20		Big Lots
						Gardner Theater
						Tractor Supply
						Dollar Tree
Webster Commons	2007	98,984	96.7%	11.85		Big Lots
						Planet Fitness
						CVS
						Aubuchon Hardware
Total Massachusetts		1,114,679	85.2%	14.02

New Jersey
Pine Grove Plaza	2003	79,306	42.5%	15.04	Acme Markets (b)	Dollar Tree
The Shops at Bloomfield Station	2016	63,844	84.1%	19.20	Super Foodtown
Washington Center Shoppes	2001	157,300	92.8%	11.39	Acme Markets	Planet Fitness
Total New Jersey		300,450	77.7%	13.71

New York
Carman's Plaza	2007	195,485	58.9%	22.26	Key Foods	Department of Motor Vehicle
						Popcorn Beauty
						Dollar Tree
Pennsylvania
Academy Plaza	2001	137,415	89.3%	15.76	Acme Markets	Rite Aid
Camp Hill	2002	430,198	96.9%	15.82	Giant Foods	Boscov's
						LA Fitness
						Barnes & Noble
						Staples
Colonial Commons	2011	410,432	92.0%	13.53	Giant Foods (c)	Dick's Sporting Goods
						Home Goods
						Ross Dress For Less
						Marshalls
						JoAnn Fabrics
						David's Furniture
						Old Navy
						Dollar Tree
Crossroads II (a)	2008	133,717	97.2%	19.67	Giant Foods	Dollar Tree
Fairview Commons	2007	52,964	77.5%	10.69	Grocery Outlet	Dollar Tree
Fishtown Crossing	2001	127,265	88.0%	17.39	IGA Supermarket	Pep Boys
						Dollar Tree
						Dollar General
Girard Plaza	2019	35,688	100.0%	16.29	Save A Lot	Dollar General
Gold Star Plaza	2006	71,720	95.5%	8.94	Redner's	Dollar Tree
Golden Triangle	2003	202,790	89.2%	13.22		LA Fitness
						Marshalls
						Staples
						Immunotek
						Walgreens
						Dollar Tree
Halifax Plaza	2003	51,510	100.0%	13.65	Giant Foods	Rite Aid
Hamburg Square	2004	102,058	96.7%	6.50	Redner's	Chesaco RV
Lawndale Plaza	2015	92,773	100.0%	18.57	Shop Rite
Meadows Marketplace	2004/2012	91,518	91.3%	15.95	Giant Foods
Newport Plaza	2003	64,489	100.0%	12.85	Giant Foods	Rite Aid
Northside Commons	2008	69,136	100.0%	10.41	Redner's	Dollar Tree
Palmyra Shopping Center	2005	111,051	87.9%	7.54	Weis Markets	Goodwill
15

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of December 31, 2020

				Average
	Year		Percent	base rent per		Selected
Property Description	acquired	GLA	occupied	leased sq. ft.	Grocer Anchor	Other Anchors
Pennsylvania (continued)
Quartermaster Plaza	2014	456,602	89.3%	14.79	BJ's Wholesale Club	Home Depot
						Planet Fitness
						Staples
						PetSmart
						Walgreens
Riverview Plaza	2003	113,922	71.2%	21.82		Pep Boys
						Staples
South Philadelphia	2003	193,085	76.3%	12.06	Shop Rite	Ross Dress For Less
						LA Fitness
						Kid City
Swede Square	2003	100,809	91.1%	16.86	Grocery Outlet	LA Fitness
The Point	2000	262,072	87.0%	14.72	Giant Foods	Burlington
						Barton's Home Outlet
						Staples
						Dollar Tree
Trexler Mall	2005	336,687	98.2%	11.01		Kohl's
						Urban Air
						Lehigh Wellness Partners
						Maxx Fitness
						Marshalls
						Home Goods
						Dollar Tree
Trexlertown Plaza	2006	325,171	94.5%	14.26	Giant Foods	Hobby Lobby
						Burlington
						Big Lots
						Tractor Supply
Total Pennsylvania		3,973,072	91.5%	14.12

Virginia
Coliseum Marketplace	2005	106,648	98.6%	15.13	Kroger	Michaels
Elmhurst Square	2006	66,254	89.0%	9.88	Food Lion
General Booth Plaza	2005	71,639	100.0%	15.30	Food Lion
Kempsville Crossing	2005	79,512	94.6%	12.05	Walmart	The Iron Asylum
Oak Ridge Shopping Center	2006	38,700	100.0%	11.05	Food Lion
Total Virginia		362,753	96.4%	13.16

Total (89.1% leased at December 31, 2020)		8,084,797	88.1%	$14.04

(a)

Although the ownership percentage for these joint ventures are 40% and 60%, respectively, the Company has included 100% of these joint ventures’ results of operations in its calculations, based on partnership promotes, additional equity interests, and/or other terms of the related joint venture agreements.

(b)	Tenant is a shadow anchor and is not included in GLA, percent occupied, and average base rent per leased sq.ft.
(c)	Giant Foods retains the leasehold obligation as Hobby Lobby is a subtenant and currently occupying the space.
16

CEDAR REALTY TRUST, INC.

Tenant Categories (Based on Annualized Base Rent)

As of December 31, 2020

			Percentage		Percentage	Q4-2020
			of occupied	Annualized	of annualized	percent
Tenant Categories	Examples/Description	GLA	GLA	base rent	base rents	collected
Grocer Anchor	Giant Foods, Shop Rite, Stop & Shop, Big Y, BJ's Wholesale Club, Food Lion, Walmart Neighborhood Market	2,337,000	32.8%	$29,125,000	29.1%	99.9%
Limited/Fast Service Restaurants	Panera Bread, Subway, Dunkin, McDonalds, Chipotle	274,000	3.8%	7,351,000	7.4%	95.1%
Fitness	LA Fitness, Planet Fitness	447,000	6.3%	5,492,000	5.5%	79.8%
Full Service Restaurants	Chili's, Red Lobster, Busboys and Poets	223,000	3.1%	4,857,000	4.9%	73.6%
Discount Department Stores	Marshalls, Kohl's, Burlington, Ross Dress For Less, TJ Maxx	652,000	9.2%	4,849,000	4.9%	99.1%
Dollar/Variety	Dollar Tree, Big Lots, Five Below	484,000	6.8%	4,759,000	4.8%	98.4%
Medical, Dental and Optical	Medical Centers, Urgent Care, Physical Therapy, Dentists, Optical	201,000	2.8%	4,446,000	4.4%	94.7%
Personal Care	Nail Salons, Hair Salons, Spas	145,000	2.0%	3,479,000	3.5%	92.9%
Home Improvement/Hardware	Home Depot, Tractor Supply	366,000	5.1%	2,886,000	2.9%	98.2%
Banking	Santander Bank, Wells Fargo, Bank of America, Middlesex Savings Bank	83,000	1.2%	2,655,000	2.7%	99.9%
Wireless and Gaming	AT&T Mobility, T-Mobile, Verizon Wireless, GameStop	91,000	1.3%	2,417,000	2.4%	97.4%
Pharmacy/Drug Store	Rite Aid, Walgreens, CVS	92,000	1.3%	2,286,000	2.3%	96.4%
Office Supply	Staples, The UPS Store	120,000	1.7%	2,133,000	2.1%	100.0%
Beer, Wine and Liquor	Beer, Wine and Liquor Stores	116,000	1.6%	2,096,000	2.1%	91.5%
Governmental Office	District of Columbia, Department of Motor Vehicle, USPS	74,000	1.0%	1,925,000	1.9%	99.0%
Clothing	Old Navy, Carter's, Madrag	111,000	1.6%	1,717,000	1.7%	85.1%
Home Furnishing	Homegoods, Mattress Firm	158,000	2.2%	1,708,000	1.7%	98.5%
Automotive Parts and Service	Pep Boys, Advance Auto Parts, AutoZone, Mavis	122,000	1.7%	1,594,000	1.6%	99.4%
Shoes	Famous Footwear, Shoe City	72,000	1.0%	1,469,000	1.5%	99.2%
Non-Retail	Various office tenants	76,000	1.1%	1,378,000	1.4%	96.6%
Sporting and Outdoor Stores	Dicks, NAMCO Pools	95,000	1.3%	1,367,000	1.4%	94.3%
Hobby Stores	Michaels, Hobby Lobby, JoAnn Fabrics	155,000	2.2%	1,332,000	1.3%	99.4%
Beauty Supplies	Sally Beauty, Popcorn Beauty, Ulta	50,000	0.7%	1,263,000	1.3%	99.1%
Pet	PetSmart, Pet Supplies Plus	88,000	1.2%	1,261,000	1.3%	95.8%
Other	Professional Services, Thrift Stores, Movie Theatre, Cleaners, Education, Books and Other	488,000	6.9%	6,115,000	6.1%	74.3%
		7,120,000	100.0%	$99,960,000	100.0%	94.3%
17

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of December 31, 2020

	Number				Annualized	Percentage
	of		Percentage	Annualized	base rent	annualized
Tenant	stores	GLA	of GLA	base rent	per sq. ft.	base rents
Top twenty-five tenants (a):
Giant Foods	8	538,000	6.7%	$9,132,000	$16.97	9.1%
Shop Rite	4	252,000	3.1%	4,092,000	16.24	4.1%
Stop & Shop	3	211,000	2.6%	2,884,000	13.67	2.9%
Dollar Tree	21	224,000	2.8%	2,430,000	10.85	2.4%
LA Fitness	4	158,000	2.0%	2,110,000	13.35	2.1%
Big Y	2	106,000	1.3%	2,006,000	18.92	2.0%
Home Depot	2	253,000	3.1%	1,977,000	7.81	2.0%
Staples	5	106,000	1.3%	1,812,000	17.09	1.8%
BJ's Wholesale Club	1	118,000	1.5%	1,760,000	14.92	1.8%
Food Lion	4	163,000	2.0%	1,559,000	9.56	1.6%
Marshalls	6	170,000	2.1%	1,447,000	8.51	1.4%
Planet Fitness	5	99,000	1.2%	1,283,000	12.96	1.3%
Walmart	3	192,000	2.4%	1,193,000	6.21	1.2%
Redner's	3	159,000	2.0%	1,160,000	7.30	1.2%
Kohl's	2	147,000	1.8%	1,031,000	7.01	1.0%
Home Goods	4	105,000	1.3%	1,002,000	9.54	1.0%
District of Columbia	1	34,000	0.4%	932,000	27.41	0.9%
Shaw's	1	68,000	0.8%	925,000	13.60	0.9%
Boscovs	1	159,000	2.0%	877,000	5.52	0.9%
Walgreens	2	29,000	0.4%	875,000	30.17	0.9%
Kroger	1	58,000	0.7%	863,000	14.88	0.9%
PetSmart	3	63,000	0.8%	857,000	13.60	0.9%
Dick's Sporting Goods	1	56,000	0.7%	784,000	14.00	0.8%
CVS	2	20,000	0.2%	783,000	39.15	0.8%
Burlington Coat Factory	2	84,000	1.0%	760,000	9.05	0.8%
Sub-total top twenty-five tenants	91	3,572,000	44.2%	44,534,000	12.47	44.6%
Remaining tenants	693	3,548,000	43.9%	55,426,000	15.62	55.4%
Sub-total all tenants (b)	784	7,120,000	88.1%	$99,960,000	$14.04	100.0%
Vacant space	N/A	965,000	11.9%
Total	784	8,085,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods, Stop & Shop and Food Lion, and (2) Marshalls, Home Goods, and TJ Maxx (GLA of 30,000; annualized base rent of $315,000).

(b)	Comprised of tenants as follows:

		Percentage		Annualized	Percentage
	Occupied	of occupied	Annualized	base rent	annualized
	GLA	GLA	base rent	per sq. ft.	base rents
Spaces ≥ 10,000 GLA	5,285,000	74.2%	$60,221,000	$11.40	60.2%
Spaces < 10,000 GLA	1,835,000	25.8%	39,739,000	21.65	39.8%
Total	7,120,000	100.0%	$99,960,000	$14.04	100.0%

18

CEDAR REALTY TRUST, INC.

Lease Expirations

As of December 31, 2020

Total Portfolio
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	45	146,000	2.1%	$16.83	2.5%
2021	112	591,000	8.3%	17.03	10.1%
2022	105	549,000	7.7%	16.84	9.2%
2023	89	592,000	8.3%	14.88	8.8%
2024	97	788,000	11.1%	14.71	11.6%
2025	103	1,220,000	17.1%	13.76	16.8%
2026	51	496,000	7.0%	14.94	7.4%
2027	39	318,000	4.5%	14.04	4.5%
2028	33	354,000	5.0%	11.47	4.1%
2029	37	663,000	9.3%	13.10	8.7%
2030	35	564,000	7.9%	9.26	5.2%
Thereafter	38	839,000	11.8%	13.31	11.2%
All tenants	784	7,120,000	100.0%	$14.04	100.0%

Spaces ≥ 10,000 GLA
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	2	34,000	0.6%	$6.74	0.4%
2021	11	340,000	6.4%	13.09	7.4%
2022	12	267,000	5.1%	12.42	5.5%
2023	13	417,000	7.9%	11.52	8.0%
2024	19	587,000	11.1%	11.59	11.3%
2025	26	926,000	17.5%	11.70	18.0%
2026	13	381,000	7.2%	12.34	7.8%
2027	11	218,000	4.1%	11.67	4.2%
2028	10	280,000	5.3%	9.27	4.3%
2029	14	583,000	11.0%	12.11	11.7%
2030	10	487,000	9.2%	7.37	6.0%
Thereafter	14	765,000	14.5%	12.14	15.4%
All tenants	155	5,285,000	100.0%	$11.40	100.0%

Spaces < 10,000 GLA
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	43	112,000	6.1%	$19.89	5.6%
2021	101	251,000	13.7%	22.37	14.1%
2022	93	282,000	15.4%	21.02	14.9%
2023	76	175,000	9.5%	22.89	10.1%
2024	78	201,000	11.0%	23.83	12.1%
2025	77	294,000	16.0%	20.23	15.0%
2026	38	115,000	6.3%	23.55	6.8%
2027	28	100,000	5.4%	19.20	4.8%
2028	23	74,000	4.0%	19.80	3.7%
2029	23	80,000	4.4%	20.25	4.1%
2030	25	77,000	4.2%	21.21	4.1%
Thereafter	24	74,000	4.0%	25.42	4.7%
All tenants	629	1,835,000	100.0%	$21.65	100.0%
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CEDAR REALTY TRUST, INC.

Leasing Activity (a)

					Cash	Tenant	Average
	Leases	Square	New Rent	Prior Rent	Basis	Improvements	Lease
	Signed	Feet	Per. Sq. Ft (a)	Per. Sq. Ft (a)	% Change	Per. Sq. Ft (b)	Term (Yrs)
Total Comparable Leases
4th Quarter 2020	37	222,000	$19.07	$18.78	1.5%	$0.59	5.4
3rd Quarter 2020	32	240,100	$11.27	$11.06	1.9%	$4.24	6.9
2nd Quarter 2020	21	182,300	$10.63	$11.06	-3.9%	$2.07	4.6
1st Quarter 2020	29	307,900	$16.15	$16.21	-0.4%	$6.46	6.8
Total	119	952,300	$14.54	$14.52	0.1%	$3.69	6.1

New Leases - Comparable
4th Quarter 2020	4	8,900	$20.57	$24.36	-15.6%	$2.52	7.6
3rd Quarter 2020	8	72,800	$9.07	$7.46	21.5%	$13.99	9.1
2nd Quarter 2020	4	12,300	$22.60	$32.46	-30.4%	$30.69	6.0
1st Quarter 2020	12	37,600	$18.11	$19.57	-7.5%	$34.91	7.4
Total	28	131,600	$13.69	$14.40	-4.9%	$20.74	8.3

Renewals - Comparable
4th Quarter 2020	33	213,100	$19.01	$18.55	2.5%	$0.51	5.3
3rd Quarter 2020	24	167,300	$12.23	$12.63	-3.1%	$0.00	5.9
2nd Quarter 2020	17	170,000	$9.77	$9.52	2.6%	$0.00	4.5
1st Quarter 2020	17	270,300	$15.88	$15.74	0.9%	$2.50	6.7
Total	91	820,700	$14.68	$14.54	0.9%	$0.96	5.7

Total Comparable and Non-Comparable
4th Quarter 2020	37	222,000	$19.07	N/A	N/A	$0.59	5.4
3rd Quarter 2020	33	249,200	$11.32	N/A	N/A	$5.33	6.8
2nd Quarter 2020	21	182,300	$10.63	N/A	N/A	$2.07	4.6
1st Quarter 2020	30	309,500	$16.18	N/A	N/A	$6.43	6.8
Total	121	963,000	$14.54	N/A	N/A	$3.97	6.1

(a)

Leases on this schedule represent retail activity only; office leases are not included. New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(b)	Includes costs of tenant specific landlord work and tenant allowances provided to tenants. Excludes first generation space.

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CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income ("Same-property NOI")

Same-Property NOI (a)	Three months ended December 31,		Years ended December 31,
	2020	2019	2020	2019
Base Rents	$19,881,000	$20,211,000	$76,438,000	$80,688,000
Expense Recoveries	6,319,000	6,508,000	23,771,000	25,447,000
Total Revenues	26,200,000	26,719,000	100,209,000	106,135,000
Operating expenses	9,097,000	8,887,000	33,561,000	34,634,000
Same-Property NOI	$17,103,000	$17,832,000	$66,648,000	$71,501,000

Occupied	90.0%	91.0%	90.0%	91.0%
Leased	91.2%	93.0%	91.2%	93.1%
Average base rent	$13.70	$13.79	$13.69	$13.71
Number of same properties	46	46	45	45
Same-Property NOI growth	-4.1%		-6.8%

Same-Property NOI Reconciliation (a)	Three months ended December 31,		Years ended December 31,
	2020	2019	2020	2019
Operating income (loss)	$11,304,000	$(4,273,000)	$21,454,000	$25,075,000
Add (deduct):
General and administrative	4,032,000	3,702,000	16,865,000	18,804,000
Gain on sales	(3,717,000)	-	(4,396,000)	(2,942,000)
Impairment charges	-	8,938,000	7,607,000	8,938,000
Depreciation and amortization	10,204,000	14,839,000	48,412,000	45,861,000
Straight-line rents	(14,000)	6,000	1,208,000	(405,000)
Amortization of intangible lease liabilities	(307,000)	(614,000)	(1,373,000)	(2,827,000)
Other adjustments	(339,000)	42,000	(426,000)	(571,000)
NOI related to properties not defined as same-property	(4,060,000)	(4,808,000)	(22,703,000)	(20,432,000)
Same-Property NOI	$17,103,000	$17,832,000	$66,648,000	$71,501,000

(a)

Same-Property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and excluding properties classified as "held for sale". Same-Property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

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CEDAR REALTY TRUST, INC.

Summary of Dispositions and Real Estate Held For Sale

As of December 31, 2020

			Date	Sales
Dispositions	Location	GLA	Sold	Price
Metro Square	Owings Mills, MD	71,896	7/9/2020	$4,288,000
Oakland Mills outparcel building	Columbia, MD	2,300	9/17/2020	1,050,000
Glen Allen Shopping Center	Glen Allen, VA	63,328	10/8/2020	8,540,000
Pine Grove outparcel building	Brown Mills, NJ	6,783	11/2/2020	1,100,000
Suffolk Plaza	Suffolk, VA	67,216	12/10/2020	6,950,000
		211,523		$21,928,000

				Average
			Percent	base rent per
Real Estate Held for Sale	Location	GLA	occupied	leased sq. ft.
Carll's Corner	Bridgeton, NJ	129,582	21.1%	$14.24
The Commons	Dubois, PA	203,309	86.0%	6.56
		332,891	60.7%	$7.60

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CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Funds From Operations (“FFO”) and Operating Funds From Operations (“Operating FFO”)

FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company presents FFO in accordance with the definition adopted by the National Association of Real Estate Investments Trusts (“NAREIT”). NAREIT generally defines FFO as net income attributable to common shareholders (determined in accordance with GAAP), excluding gains (losses) from sales of real estate properties, impairment provisions on real estate properties, plus real estate related depreciation and amortization, and adjustments for partnerships and joint ventures to reflect FFO on the same basis. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets.

The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. FFO and Operating FFO do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computations of FFO and Operating FFO may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements.

The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit, management transition, and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-Property Net Operating Income (“Same-Property NOI”)

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year.

Same-property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure. Same-property NOI should not be considered as an alternative to consolidated operating income prepared in accordance with GAAP or as a measure of liquidity. The Company’s computations of same-property NOI may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

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